Analysis of STK-001 for the Treatment of Dravet Syndrome Stoke Therapeutics March 25, 2024 Exhibit 99.2

Agenda Introduction Eric Rojas, Head of Investor Relations Introductory Remarks Edward M. Kaye, M.D., Chief Executive Officer Analysis of Phase 1/2a and Open-Label Extension (OLE) Studies of STK-001  Barry Ticho, M.D., Ph.D., Chief Medical Officer Kimberly Parkerson, M.D., Ph.D., Head of Neurology Clinical Development Closing Remarks Edward M. Kaye, M.D., Chief Executive Officer Q&A (to include additional Stoke leadership) Shamim Ruff, Chief Regulatory Officer

Forward Looking Statements This presentation has been prepared by Stoke Therapeutics, Inc. ("Stoke" or "we") for informational purposes only and for no other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or Stoke or any officer, director, employee, agent or advisor of Stoke. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. This presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, the ability of STK-001 to treat the underlying causes of Dravet syndrome and reduce seizures or show improvements in cognition or behavior at the indicated dosing levels or at all, and the timing and expected progress of clinical trials, data readouts, regulatory meetings, regulatory decisions and other presentations. Statements including words such as "anticipate," "expect," "plan," "will," "continue," or "ongoing" and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they prove incorrect or do not fully materialize, could cause our results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, risks and uncertainties related to: our ability to advance, obtain regulatory approval of, and ultimately commercialize our product candidates, including STK-001; the timing of data readouts and interim and final results of preclinical and clinical trials; the receipt and timing of potential regulatory decisions; positive results in a clinical trial may not be replicated in subsequent trials or successes in early stage clinical trials may not be predictive of results in later stage trials; our ability to fund development activities and achieve development goals into 2025; our ability to protect our intellectual property; the direct or indirect impact of global business, political and macroeconomic conditions, including inflation, interest rate volatility, cybersecurity events, uncertainty with respect to the federal budget, instability in the global banking system and volatile market conditions, and global events, including public health crises, and ongoing geopolitical conflicts, such as the conflicts in Ukraine and the Middle East; and other risks and uncertainties described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, our quarterly reports on Form 10-Q, and the other documents we file from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. By attending or receiving this presentation, you acknowledge that you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made, you will be solely responsible for your own assessment of the market and our market position, and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of Stoke.

Introductory Remarks Edward M. Kaye, M.D. Chief Executive Officer

Phase 1/2a Study Data: 70mg doses demonstrated substantial & sustained reductions in convulsive seizure frequency of: OLE Studies (30mg, 45mg): Clinically meaningful, durable reductions in seizures and improvements in multiple measures of cognition & behavior over 12 months Reductions in seizures and improvements in cognition and behavior that support the potential for disease modification Recent FDA clearance for 3 doses of 70mg and continued dosing at 45mg Next Steps: Meet with regulatory agencies to discuss registrational study of 70mg followed by 45mg & 85% at 3 months (n=10) 74% at 6 months (n=9) Landmark New Data Support the Potential for STK-001 to be The First Medicine to Treat the Underlying Cause of Dravet Syndrome on top of the best available anti-seizure medicines OLE: Open-Label Extension Study

© Copyright 2024 Stoke Therapeutics Cause of Dravet Syndrome Our Approach Leverage the wild-type SCN1A allele to boost the production of full-length, fully-functional Nav1.1 protein to treat the underlying cause of Dravet syndrome of Dravet cases caused by a HAPLOINSUFFICIENCY of the SCN1A gene 50% NaV1.1 protein expression ~85%  Resulting in Our Goal Deliver the first disease modifying-medicine for Dravet syndrome Source: Nabbout et al., Orphanet Journal of Rare Diseases, 2013

STK-001 is on Track to be the First Disease-Modifying Medicine to Treat the Underlying Cause of Dravet Syndrome No medicines currently available for Dravet syndrome management STK-001 The first potential disease-modifying approach to address the genetic cause of Dravet syndrome Available medicines used to control seizures: Acetazolamide Benzodiazepines Brivaracetam Cannabidiol Carbamazepine Clobazam Ethosuximide Felbamate Fenfluramine Lamotrigine Levetiracetam Mesuximide Oxcarbazepine Phenytoin Rufinamide Stiripentol Topiramate Valproate products Zonisamide Despite these treatments, seizures are not adequately controlled in 90% of patients with Dravet syndrome Multiple medicines available for Seizure management © Copyright 2024 Stoke Therapeutics Source: Lagae et al., Developmental Medicine & Child Neurology, 2017

Natural History Data: Despite Standard Anti-Seizure Medicines, No Meaningful Improvement in Convulsive Seizure Frequency Source: 24-Month Analysis of BUTTERFLY: A Prospective, Observational Study to Investigate Cognition and Other Non-seizure Comorbidities in Children and Adolescents with Dravet Syndrome (DS), AES 2023. Patients were treated with the best available anti-seizure medicines Median baseline convulsive seizure frequency per 28 days (95% CI), n=26 10.0 (5.50, 15.5) Most common ongoing anti-seizure medicines, n (%) Clobazam 25 (69.4%) Fenfluramine 16 (44.4%) Stiripentol 14 (38.9%) Valproic Acid 14 (38.9%) Cannabidiol 12 (33.3%) Levetiracetam 8 (22.2%)

Natural History Data: Despite Best Available Anti-Seizure Medicines, No Improvement in Cognition and Behavior



Vineland-3 Sub-domains
Receptive Communication
Expressive Communication
Personal Skills
Interpersonal Relationships
Fine Motor
-3.934
0.171
0.530
-0.478
-2.285
-6
-3
0
3
Change from Baseline in GSV at Month 12 (95%CI)
BUTTERFLY Natural History Study
Worsening
Improving

Note: Analysis based on data from BUTTERFLY through Month 24 analyzed with Machine Learning.
Vineland-3: The Vineland Adaptive Behavior Scales, Third Edition. GSV = Growth Scale Value.

© Copyright 2024 Stoke Therapeutics
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Analysis of Data from Studies of STK-001 Barry Ticho, M.D., Ph.D. Chief Medical Officer

81 Patients Treated to Date with STK-001  Total, n (%)  N 81 Age at Screening Mean (SD) 9.9 years (5.05) Number of Concomitant Anti-Seizure Medications ≥3 69 (85%) ≥4 44 (54%) Concomitant Fenfluramine Yes 40 (49%) Baseline Convulsive Seizure Frequency per 28 days (n = 77) Median (min, max) 17 (4.0, 2335) Patient Demographics at Phase 1/2a Study Initiation Ages 2-18 Highly refractory to standard treatment Data cutoff dates: Phase 1/2a Studies 12DEC2023; OLE Studies 01NOV2023

70mg Doses of STK-001 Demonstrated the Most Substantial Reductions in Seizure Frequency on Top of Standard of Care Medicines 1 Dose 2 Dose 3 Dose Indicates dosing schedule for 70mg cohorts only

Substantial Reductions in Seizure Frequency at 3 and Sustained at 6 Months after Last Dose with 1, 2 or 3 Doses of STK-001 (70mg) 3 Months after last dose 70mg 1 Dose 70mg 2 or 3 Dose 6 Months after last dose 3 Months after last dose 6 Months after last dose -43% -57% -85% -74% 1 dose data is from the U.S. MONARCH study, 2 and 3 dose data is from UK ADMIRAL study n=8 n=7 n=10 n=9 Benefits observed across highly refractory patients already taking best available anti-seizure medicines

~80% of Patients Treated with 2 or 3 Doses of STK-001 (70mg) Experienced >50% Reduction in Seizures A 50% responder rate is an important measure of efficacy Note: 3 months after last dose refers to D113 to D140 (2 dose MAD) and D141 to D168 (3 dose MAD) and 6 months after last dose refers to D197 to D224 (2 dose MAD) and D225 to D252 (3 dose MAD) 2 and 3 dose data is from UK ADMIRAL study 3 Months After Last Dose 6 Months After Last Dose -50% 5 4 14 6 11 6 16 3 16 17 -50% 5 4 14 11 16 6 6 16 17

Phase 1/2a Data Support a Potential 70mg Loading Dose Regimen in a Registrational Study

The most substantial reductions in seizures observed with 2 and 3 doses of 70mg

- 85% at 3 months and 74% at 6 months post last dose
- ~80% of patients experienced >50% reduction in convulsive seizure frequency

Patient Progression Through Studies

Ph 1/2a Studies (n=81)	6 Month Follow Up Period	Open Label Extension Studies (n=68)	Status*
Single or multiple doses of STK-001 up to 70mg	ASM regimen continues	Continued treatment with STK-001 at 30mg or 45mg every 4 months	84% (57/68) remained on study
1, 2 or 3 doses of STK-001 administered on top of existing anti-seizure regimen	No STK-001 is administered	STK-001 administered on top of anti-seizure regimen	10 patients have received up to 10 doses of STK-001
	74 patients eligible for OLE		

Data cutoff dates: Phase 1/2a Studies 12DEC2023; OLE Studies 01NOV2023

© Copyright 2024 Stoke Therapeutics
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Durable Reductions in Seizure Frequency Observed with Continued Treatment with STK-001 in OLE Studies *End of Study = 24 Weeks After Last Dose in Phase 1/2 Study Weeks 1-4 Weeks 5-8 Weeks 9-12 Weeks 13-16 Weeks 17-20 Weeks 21-24 Weeks 25-28 Weeks 29-32 Weeks 33-36 Weeks 37-40 Weeks 41-44 Weeks 45-48 STK-001 STK-001 STK-001 Ph1/2a End of Study* SWALLOWTAIL + LONGWING: Maintenance Dose (30mg or 45mg) Every 4 Months 3-dose 70mg patients who received 1 dose of 45mg (n=3) OLE data (30 and 45mg)

Analysis of Safety, Cognition and Behavior from Studies of STK-001 Kimberly Parkerson, M.D., Ph.D. Head of Neurology Clinical Development

Clinically Meaningful Improvements in Cognition and Behavior Over 12 Months with Continued Treatment with STK-001 (30mg, 45mg)

STOKE THERAPEUTICS

Improvements are in stark contrast to natural history study data



Vineland-3 Sub-domains
Receptive Communication
Expressive Communication
Personal Skills
Interpersonal Relationships
Fine Motor*
3.231
2.490
2.970
3.780
0.864
0
3
6
Change from OLE Baseline in GSV at Month 12 (95%CI)
Worsening
Improving
OLE patients treated with STK-001 (30mg, 45mg)

Note: Analysis based on a mixed-effects model for repeated measures (MMRM).
**Fine motor did not meet the threshold of clinically meaningful change.*
Vineland-3: The Vineland Adaptive Behavior Scales, Third Edition. GSV = Growth Scale Value.

© Copyright 2024 Stoke Therapeutics
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Clinically Meaningful Improvements in Overall Condition Over 12 Months with Continued Treatment with STK-001 (30mg, 45mg) Consistency across clinician and caregiver assessments of improvements observed in the OLEs Note: Analysis based on a mixed-effects model for repeated measures (MMRM). Data from BUTTERFLY through Month 24 from start of study analyzed with machine learning. Due to differences between trials, cross-study comparisons may provide limited information on the efficacy or safety of a drug. No change Very much worse Very much improved

OLE Data Support a Potential 45mg Maintenance Dosing Regimen in a Registrational Study At the time of this analysis, 28 patients had reached one year of treatment in the OLE’s Improvements are in contrast to 2-year natural history study data that show widening gaps in cognition and behavior compared to neurotypical peers Consistency of improvements observed by caregivers and clinicians provide confidence in these findings Improvements in multiple measures of cognition and behavior: Receptive communication Expressive communication Personal skills Interpersonal relationships Fine motor skills Effects observed on cognition and behavior indicate potential for disease modification Clinically meaningful improvements in cognition and behavior over 12 months

Single & Multiple Doses Up To 70mg Were Generally Well-Tolerated No new safety findings related to study drug Phase 1/2a Studies (n=81) OLE Studies (n=68) 30% had a TEAE related to study drug. CSF protein elevations and procedural vomiting were the most common 22% had a TESAE. These events were assessed as unrelated to study drug except for the previously reported case of one patient who experienced SUSARs 74% had CSF protein elevations*. No clinical manifestations have been observed in patients with elevated CSF protein levels. 1 patient discontinued treatment due to elevated CSF protein * >1 CSF protein value >50mg/dL TEAE: treatment-emergent adverse event. TESAE: treatment-emergent serious adverse event SUSARs: Suspected Unexpected Serious Adverse Reactions

Closing Remarks Edward M. Kaye, M.D. Chief Executive Officer

Landmark New Data Support the Potential for STK-001 to be the First Medicine to Treat the Underlying Cause of Dravet Syndrome Phase 1/2a (2 and 3 doses of 70mg): Substantial & sustained reductions in seizure frequency Open-Label Extensions (30mg, 45mg): Durable reductions in seizures with dosing every 4 months OLE (30mg, 45mg): Clinically meaningful improvements in multiple measures of cognition & behavior over 12 months Company to meet with regulatory agencies to discuss registrational study design: 70mg loading doses followed by 45mg maintenance doses © Copyright 2024 Stoke Therapeutics Time (weeks) Time (days)

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